                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        Date of Report (Date of earliest event reported): APRIL 18, 1997



                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



         MARYLAND                       1-12672                 77-0404318
----------------------------    -----------------------      ------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
       of incorporation)                                     identification no.)


           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
               (Address of principal executive offices) (Zip Code)

                                 (408) 983-1500
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

PROPERTY ACQUISITIONS.

        From January 3, 1997 through April 18, 1997, Bay Apartment Communities, Inc. (the "Company") acquired six additional properties (consisting of four apartment home communities and two land sites) for an aggregate purchase price of approximately $73.81 million. As of April 18, 1997 the Company's portfolio consisted of 38 apartment home communities and 3 communities under development. The properties acquired from January 3, 1997 through April 18, 1997 are described below. Except as noted below, substantially all of the purchase price for each property acquired was funded by drawing on the Company's $200 million unsecured line of credit from Union Bank of Switzerland and other banks. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

        Rancho Penasquitos Racquet Club Apartments. On January 3, 1997, the Company purchased a 176 apartment home community located in San Diego, California ("Rancho Penasquitos") from First Allmerica Life Insurance Company for approximately $10.8 million. The Company intends to repair the community's roofs, refurbish its stucco exteriors, construct approximately 100 enclosed carports, renovate the community's leasing office and upgrade its landscaping and site drainage. In addition, the Company intends to add air conditioning units and upgrade the bathroom lighting in all of the community's apartment homes, install new kitchen appliances in approximately half of the apartment homes and install washers and dryers in the approximately one-third of the apartment homes that do not currently have them.

        The Village Apartments. On March 13, 1997, the Company purchased a 209 apartment home community located in West Covina, California ("The Village Apartments") from Tara Apartments, Ltd. for approximately $9.73 million. The Company intends to repair water intrusion to the community's roofs, wood exteriors, decks and patios, repaint its wood exteriors, improve the interiors of the community's apartment homes, renovate the leasing office and recreation facilities, upgrade the landscaping and install security gates.

        Banbury Cross Apartments. On April 1, 1997, the Company purchased a 400 apartment home community located in Huntington Beach, California ("Banbury Cross") from Hambly Company N.V. for approximately $28.0 million. The Company intends to replace the community's roofs and roof drainage, repaint the community's interiors and exterior, repair second floor decks, replace window trims, make structural seismic upgrades, create 230 new garages with automatic garage door openers through the conversion of existing carports, repair and repaint all kitchen and bath cabinets, and install new floor coverings, electrical fixtures and switch plates, appliances, countertops and plumbing in a number of units. Other improvements planned at the community include an upgraded gating system, a new fitness center, an expanded leasing facility, improvements to the pool areas and new landscaping and drainage.

        Cardiff Gardens. On April 18, 1997, the Company purchased a 252 apartment home community located in Campbell, California ("Cardiff Gardens") from Stanford H. Atwood, Jr., Walter Donald Head, Trustee of The Walter Donald Head Revocable Living Trust, and Walter Donald Head, Trustee of The David Drake Hunt Living Trust dated 10/12/93, for approximately $18.9 million, which includes approximately $12.9 million of seller financing. The Company plans to reposition the community by installing new roofs and siding, making walkway repairs, repainting the exterior and adding private patios and balconies. In addition, the Company plans interior upgrades, such as renovating kitchens and bathrooms, installing new appliances and carpets and painting existing cabinetry. The Company also plans to add fitness and business centers, remodel existing carports, upgrade the entry and leasing office areas and make extensive courtyard landscape renovations.

        The Alameda Land Sites. The Company purchased a 7.44 acre land site on February 3, 1997 and a 1.43 acre adjacent land site on April 4, 1997. The two land sites (together, "The Alameda Land Sites") are both located on The Alameda in downtown San Jose, California, and were purchased from the S&P Company and J. Lohr Properties, respectively, for an aggregate purchase price of approximately $6.38 million. The Company plans to develop an apartment home community, to be known as Paseo Alameda, with approximately 305 apartment homes on The Alameda Land Sites.

PROPOSED ACQUISITIONS.

        Villa Serena Acquisition Community. On April 18, 1997, the Company agreed to purchase a 301 apartment home community located in Rancho Santa Margarita, California from Tijeras Partnership. The purchase price for this community is anticipated to be approximately $17.9 million. This acquisition is expected to close in April, 1997.

        San Diego Acquisition Community. On March 24, 1997, the Company agreed to purchase a 200 apartment home community located in San Diego, California. The purchase price for this community is anticipated to be approximately $13.8 million. This acquisition is expected to close in May, 1997.

        Because the purchases of the proposed acquisition communities are still pending, there can be no assurance that the Company will consummate the acquisition of either or both of the proposed acquisition communities or, if acquired, that they will be purchased on the terms currently contemplated.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Pro Forma Financial Statements

(b)     Financial Statements under Rule 3-14 of Regulation S-X

(c)     Exhibits

        23.1  Consent of Coopers & Lybrand L.L.P., Independent Accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                   BAY APARTMENT COMMUNITIES, INC.



Dated:  April ___, 1997            By:
                                      -----------------------------------------
                                       Gilbert M. Meyer
                                       Chairman of the Board and President

                        BAY APARTMENT COMMUNITIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996
                (In thousands, except share and per share data)
                                  (Unaudited)



                                                                           1997            Other
                                                         Historical    Acquisitions    Transactions      Pro Forma
                                                        -------------  -------------   -------------   -------------
Real Estate Assets:
   Land                                                     $152,277        $15,150  A          -          $167,427
   Buildings and Improvements                                511,583         48,276  A          -           559,859
   Furniture, fixtures & equipment                            35,542          3,058  A          -            38,600
                                                        -------------  -------------   -------------   -------------
                                                             699,402         66,484             -           765,886
   Less Accumulated Depreciation                             (52,554)             0             -           (52,554)
                                                        -------------  -------------   -------------   -------------
   Operating Real Estate Assets                              646,848         66,484             -           713,332

   Construction in progress                                   50,945              0             -            50,945
                                                        -------------  -------------   -------------   -------------
                                                             697,793         66,484             -           764,277

   Cash & cash equivalents                                       920                              0  D          920
   Restricted cash                                               960              0             -               960
   Other assets, net                                          12,236              0             -            12,236
                                                        -------------  -------------   -------------   -------------
      Total Assets                                          $711,909        $66,484               0        $778,393
                                                        =============  =============   =============   =============
Liabilities and Shareholders' Equity

   Notes payable                                             273,688         66,182  B     (108,110) E      231,760
   Accounts payable and accrued expenses                       5,450              0             -             5,450
   Dividends payable                                           8,939              0             -             8,939
   Other liabilities                                           4,553            302  C          -             4,855
                                                        -------------  -------------   -------------   -------------
      Total Liabilities                                      292,630         66,484        (108,110)        251,004

   Minority Interest                                           7,002            -               -             7,002

   Preferred stock                                                27              0             -                27
   Common stock                                                  190              0              31  F          221
   Paid in capital                                           435,723              0         108,079  G      543,802

   Dividends in excess of accumulated earnings               (23,663)             0             -           (23,663)
                                                        -------------  -------------   -------------   -------------
      Total shareholders' equity                             412,277              0         108,110         520,387
                                                        -------------  -------------   -------------   -------------
      Total liabilities and shareholders' equity            $711,909        $66,484              $0        $778,393
                                                        =============  =============   =============   =============

                        BAY APARTMENT COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                (In thousands, except share and per share data)
                                  (Unaudited)


                                                                  1997            Other
                                                Historical     Acquisitions    Transactions      Pro Forma
                                               -------------   -------------   -------------   -------------
Revenues
   Rental                                           $80,377          $9,084  H          -           $89,461
   Other                                              2,216             183  H          -             2,399
                                               -------------   -------------   -------------   -------------
                                                     82,593           9,267             -            91,860
                                               -------------   -------------   -------------   -------------
Expenses
   Property operation                                18,924           2,947  I          -            21,871
   Property taxes                                     6,353             841  I          -             7,194
   General and Administrative                         3,895             389  I          -             4,284
   Interest and Financing                            14,276           4,666  J       (3,474) L       15,468
                                                                                     (4,148) M       (4,148)
   Depreciation and Amortization                     18,689           2,046  K          -            20,735
                                               -------------   -------------   -------------   -------------
                                                     62,137          10,889          (7,622)         65,404
                                               -------------   -------------   -------------   -------------
   Income before minority interest and               20,456          (1,622)          7,622          26,456
      extraordinary item

      Minority Interest                                (319)            -               -              (319)
                                               -------------   -------------   -------------   -------------
   Income before extraordinary item                  20,137          (1,622)          7,622          26,137

      Extraordinary Item                               (511)            -               -              (511)
                                               -------------   -------------   -------------   -------------
   Net Income                                        19,626          (1,622)          7,622          25,626

      Preferred Dividend Requirement                 (4,264)            -               -            (4,264)
                                               -------------   -------------   -------------   -------------
   Earnings Available to common shares              $15,362         ($1,622)         $7,622         $21,362
                                               =============   =============   =============   =============

   Weighted average shares outstanding           15,126,242                                      18,188,242

   Per share                                          $1.02                                           $1.17

1.    Basis of Presentation:

The pro forma financial statements of Bay Apartment Communities, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet has been prepared as if the acquisition of the four apartment communities during the period from January 3, 1997 to April 18, 1997 (the "1997 Acquisition Communities"), an underwritten public offering in January 1997 (the "January Offering"), the offering to institutional investors in April 1997 (the "April Offering"), and related paydowns on the $200 million unsecured line of credit (the "Credit Facility"), had occurred on December 31, 1996. The pro forma consolidated statement of operations for the twelve months ended December 31, 1996, has been prepared as if the above mentioned events had occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.


2.    PRO FORMA ADJUSTMENTS:

A - Additional real estate assets are attributable to the 1997 Acquisition Communities which consist of the $9.73 million acquisition of the Village Apartments, the $28 million acquisition of the Banbury Cross Apartments, the $10.8 acquisition of the Rancho Penasquitos Racquet Club, and the $17.9 million probable acquisition of Villa Serena Apartments.

B - Increase in Notes Payable is attributable to cash used to acquire the 1997 Acquisition Communities which was drawn from the Credit Facility.

C - Increase in other liabilities is attributable to resident deposits and accrued property taxes from the 1997 Acquisition Communities.

D - There is no change in cash which is attributable to the $49.27 million in net proceeds from the January Offering and the $58.84 million in net proceeds from the April Offering which were used to paydown the Credit Facility by $108.11 million.

E - Decrease in notes payable is attributable to the paydown of the Credit Facility.

F - Increase in common stock is attributable to the issuance of shares in the January and April Offerings.

G - Additional paid in capital is attributable to the net proceeds from the January and April Offerings.

H - Additional rental and other revenue is attributable to the 1997 Acquisition Communities.

I - Additional property operating expense, property tax expense, and general and administrative expense are attributable to the 1997 Acquisition Communities.

J - Additional Interest and Financing expense is attributable to the interest incurred on funds obtained from the Credit Facility which were used to acquire the 1997 Acquisition Communities.

K - Depreciation expense attributable to the 1997 Acquisition Communities has been computed using the straight-line method over 30 years for buildings and 7 years for furniture, fixtures and equipment.

L - Decrease in Interest and Financing is attributable to the net proceeds from the January Offering used to paydown the Credit Facility.

M - Decrease in Interest and Financing is attributable to the net proceeds from the April Offering used to paydown the Credit Facility.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Rancho Penasquitos Racquet Club, San Diego, California, (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Rancho Penasquitos Racquet Club, San Diego, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                /s/  Coopers & Lybrand L.L.P.


San Francisco, California
February 5, 1997

                         RANCHO PENASQUITOS RACQUET CLUB
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                      for the year ended December 31, 1996
                                     -------



Revenues:
   Rental income                                           $     1,423,223
   Other                                                             7,337
                                                           ---------------
                                                                 1,430,560
                                                           ---------------

Direct operating expenses:
   On-site management                                              162,379
   Real property tax                                                88,369
   Utilities                                                       103,864
   Repairs and maintenance                                         158,919
   Other                                                           102,324
                                                           ---------------
                                                                   615,855
               Revenues in excess of direct                ---------------
                   operating expenses                      $       814,705
                                                           ===============

                The accompanying note is an integral part of this
                               Historical Summary.

                         RANCHO PENASQUITOS RACQUET CLUB
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------

A.    Property and Basis of Accounting:

      The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Rancho Penasquitos Racquet Club, San Diego, California with 176 apartment homes.

      In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

      Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of The Village Apartments, West Covina, California, (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of The Village Apartments, West Covina, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                    /s/ Coopers & Lybrand L.L.P.




San Francisco, California
April 7, 1997

                             THE VILLAGE APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                      for the year ended December 31, 1996
                                     -------


Revenues:
   Rental income                                                    $1,607,212
   Other                                                                51,293
                                                                    ----------
                                                                     1,658,505
                                                                    ----------

Direct operating expenses:
   On-site management and administration                               173,420
   Real property tax                                                    68,855
   Utilities                                                           147,018
   Repairs and maintenance                                             253,774
   Other                                                                45,763
                                                                    ----------
                                                                       688,830
               Revenues in excess of direct                         ----------
                   operating expenses                               $  969,675
                                                                    ==========


                      The accompanying note is an integral
                        part of this Historical Summary.

                             THE VILLAGE APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------


A.    Property and Basis of Accounting:

      The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of The Village Apartments, an apartment community, located in West Covina, California with 209 apartment homes.

      In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

      Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Banbury Cross Apartments, Huntington Beach, California, (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Banbury Cross Apartments, Huntington Beach, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





                                        /s/  Coopers & Lybrand L.L.P.

San Francisco, California
January 3, 1997

                            BANBURY CROSS APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                      for the year ended December 31, 1996
                                     -------


Revenues:
   Rental income                                                     $3,380,680
   Other                                                                121,537
                                                                     ----------
                                                                      3,502,217
                                                                     ----------
Direct operating expenses:
   On-site management and administration                                359,105
   Real property tax                                                    230,814
   Utilities                                                            124,785
   Repairs and maintenance                                              586,064
   Landscaping                                                           96,655
   Other                                                                 91,594
                                                                     ----------
                                                                      1,489,017
               Revenues in excess of direct                          ----------
                   operating expenses                                $2,013,200
                                                                     ==========


                      The accompanying note is an integral
                        part of this Historical Summary.

                            BANBURY CROSS APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------


A.    Property and Basis of Accounting:

      The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Banbury Cross Apartments, an apartment community, located in Huntington Beach, California with 400 apartment homes.

      In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

      Rental income attributable to residential leases is recorded when due from tenants.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Villa Serena Apartments, Rancho Santa Margarita, California, (the Property) for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Villa Serena Apartments, Rancho Santa Margarita, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                          /s/  Coopers & Lybrand L.L.P.

San Francisco, California
March 14, 1997

                             VILLA SERENA APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                            DIRECT OPERATING EXPENSES
                      for the year ended December 31, 1996
                                     -------


Revenues:
   Rental income                                             $     2,673,293
   Other                                                               3,082
                                                             ---------------
                                                                   2,676,375
Direct operating expenses:
   On-site management and administration                             198,084
   Real property tax                                                 453,377
   Utilities                                                         193,314
   Repairs and maintenance                                           389,811
   Advertising                                                        69,086
   Insurance                                                          80,609
                                                             ---------------
                                                                   1,384,281
                                                             ---------------
               Revenues in excess of direct
                   operating expenses                        $     1,292,094
                                                             ===============


                      The accompanying note is an integral
                        part of this Historical Summary.

                             VILLA SERENA APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                     -------


A.    Property and Basis of Accounting:

      The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Villa Serena Apartments, an apartment community, located in Rancho Santa Margarita, California with 301 apartment homes.

      In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

      Rental income attributable to residential leases is recorded when due from tenants.